BASIS OF PRESENTATION	6 Months Ended
Jun. 30, 2013
BASIS OF PRESENTATION

2. BASIS OF PRESENTATION

The Company is responsible for the unaudited consolidated financial statements included in this document, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include all normal and recurring adjustments that management of the Company considers necessary for a fair presentation of its financial position as of June 30, 2013 and operating results for the six months ended June 30, 2013. The Company prepared these statements following the requirements of the U.S. Securities and Exchange Commission (the “SEC”) for interim reporting. As permitted under those rules, the Company condensed or omitted certain footnotes or other financial information that are normally required by US GAAP for annual financial statements. These statements should be read in combination with the consolidated financial statements in the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2012.

The operating results for interim periods are not necessarily indicative of results that may be expected for any other interim period or for the full year.

As of June 30, 2013, the Company’s current liabilities exceed current assets by $591,164. For six months ended June 30, 2013, the Company incurred an operating loss of $49,997. While the Company had cash and cash equivalents of $80,306, it had short-term bank borrowings of $670,897 all due within one year and the current portion of long-term debt amounting to $92,710, which is not expected to be renewed.

However, the Company regards the going concern assumption as appropriate considering the following plans and actions:

•                  The Company has performed a review of its cash flow forecast ending December 31, 2013. The Company believes that its operating cash flow will improve in 2013 and that its operating cash flow will be positive. In addition, for six months ended June 30, 2013, the Company experienced positive operating cash flow of $69,730.

•                  The Company closed the offering of approximately $70 million in American Depositary Shares (“ADSs”), each representing two shares of the Company, at a price of $4.67 per ADS on September 17, 2013.

•                  While there can be no assurance that the Company will be able to refinance its short-term bank borrowings as they become due, historically, the Company has renewed or rolled over all of its short-term bank loans upon the maturity date of the loans and has assumed it will continue to be able to do so. Subsequent to June 30, 2013, the Company has renewed short-term bank borrowings of $190,111. As of September 30, 2013, the Company has unused lines of credit of $499,117, of which $430,718 is related to trade financing. Based on the Company’s historical experience, trade facilities funding request will be approved in the normal course provided that the Company submits the required supporting documentation and the amount is within the credit limit granted.

Based on the above factors, management believes that adequate sources of liquidity will exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations, other liabilities and commitments as they become due.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the period reported. Actual amounts could differ from those estimates.